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                                                                    EXHIBIT 32.1

                               CAMBREX CORPORATION
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Cambrex Corporation (the "Company") on form 10-Q for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Mack, Chairman of the Board of Directors, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2008


                                        /s/ James A. Mack
                                        ----------------------------------------
                                        James A. Mack
                                        Chairman of the Board of Directors,
                                        President and Chief Executive Officer


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